Exhibit 10.2

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR APPLICABLE STATE LAW. THIS WARRANT AND THE SECURITIES UNDERLYING IT MAY NOT BE PLEDGED, SOLD, ASSIGNED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW, OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.


              VOID AFTER 5:00 P.M. EASTERN TIME, OCTOBER ____, 2010

                                     WARRANT

                               For the Purchase of

                        _________ Shares of Common Stock
                                       of

                                 IONATRON, INC.

1.    Warrant.

      THIS CERTIFIES THAT, for good and valuable consideration, duly paid by or on behalf of J Giordano Securities Group ("Holder" or "Giordano"), as registered owner of this Warrant, to Ionatron, Inc., a Delaware corporation ("Company"), Holder is entitled, at any time or from time to time through 5:00 p.m., Eastern Time on October, 2010 ("Expiration Date"), but not thereafter, to subscribe for, purchase and receive, in whole or in part, up to __________ (_______) shares ("Warrant Shares") of the Company's common stock ("Common Stock"). If the Expiration Date is a day on which banking institutions are authorized by law to close, then this Warrant may be exercised on the next succeeding day that is not such a day in accordance with the terms herein. During the period ending on the Expiration Date, the Company agrees not to take any action that would terminate the Warrant. This Warrant is being issued in connection with the issuance and sale by the Company of up to 920,000 shares of its Preferred Stock at a per-share price of $25.00 in a private placement offering ("Offering") for which Giordano has acted as Placement Agent.

2.    Exercise.

      Exercise Price. This Warrant is initially exercisable at $12.00 per Warrant Share ("Exercise Price"). The term "Exercise Price" shall mean the initial exercise price or the adjusted exercise price, depending on the context, to purchase one Warrant Share.

      2.1 Exercise Notice; Payment for Shares. In order to exercise this Warrant, the exercise notice form attached hereto must be duly executed and completed and delivered to the Company, together with this Warrant and payment of the Exercise Price multiplied by the number of Warrant Shares for which this Warrant is being exercised (except as provided in Section 2.4 hereof) in cash or by certified check or official bank check for the shares being purchased. If this Warrant has not been wholly exercised at or before 5:00 p.m., Eastern time, on the Expiration Date, this Warrant shall become and be void at such date and time without further force or effect, and all rights represented hereby shall cease and expire.

      2.2 Legend. Each certificate for Warrant Shares purchased under this Warrant shall bear the following legend:


            "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended ("Act") or applicable state law. The shares may not be pledged, sold, assigned or transferred in the absence of an effective registration statement with respect thereto under the Act and any applicable state securities law, or unless the Company receives an opinion of counsel, satisfactory to the Company, that such registration is not required."

      2.3 Conversion Right.

            2.3.1 Determination of Amount. In lieu of the payment of the Exercise Price multiplied by the number of Warrant Shares for which the Warrant is being exercised in the manner required by Section 2.2, the Holder shall have the right (but not the obligation) to convert any exercisable but unexercised portion of this Warrant into securities ("Conversion Right") as follows: Upon exercise of the Conversion Right, the Company will deliver to the Holder (without payment by the Holder of any of the Exercise Price in cash) that number of shares equal to the quotient obtained by dividing (x) the "Value" (as defined below) of the portion of the Warrants being converted by (y) the "Market Price" (as defined below). The "Value" of the portion of the Warrants being converted will equal the remainder derived from subtracting (a) the Exercise Price multiplied by the number of shares underlying the portion of the Warrants being converted from (b) the Market Price multiplied by the number of shares underlying the portion of the Warrants being converted. As used herein, the term "Market Price" is deemed to be the last reported sale price of the Common Stock on the date prior to the date the Conversion Right is exercised, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the immediately preceding three trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or if any such exchange on which the Common Stock is listed is not its principal trading market, the last reported sale price as furnished by the National Association Securities Dealers, Inc. through the Nasdaq National Market or SmallCap Market, or, if applicable, the OTC Bulletin Board, or if the Common Stock is not listed or admitted to trading on any of the foregoing markets, or similar organization, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

      2.4 Mechanics of Conversion Right. The Conversion Right may be exercised by the Holder on any business day on or after the Commencement Date and not later than the Expiration Date, except as otherwise provided in Section 2.1 hereof, by delivering to the Company the Warrants with a duly executed exercise form attached hereto with the conversion section completed exercising the Conversion Right.

3. Transfer Restrictions. The registered Holder of this Warrant, by its acceptance hereof, agrees that it will not sell, transfer or assign or hypothecate this Warrant to anyone except upon compliance with, or pursuant to exemptions from, applicable securities laws. In order to make any permitted assignment, the Holder must deliver to the Company the assignment form attached hereto duly executed and completed, together with this Warrant and payment of all transfer taxes, if any, payable in connection therewith. The Company shall promptly transfer this Warrant on the books of the Company and shall execute and deliver a new Warrant or Warrants of like tenor to the appropriate assignee(s) expressly evidencing the right to purchase the aggregate number of Warrant Shares purchasable hereunder or such portion of such number as shall be contemplated by any such assignment; provided that there is then an effective registration statement with respect thereto under the Act and any applicable state securities laws, or the Company receives an opinion of counsel, satisfactory to the Company, that such registration is not required

4.    New Warrants to be Issued.

      4.1 Partial Exercise or Transfer. Subject to the restrictions in Section 3 hereof, this Warrant may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, upon surrender of this Warrant for cancellation, together with the duly executed exercise or assignment form and funds (or conversion equivalent) sufficient to pay any Exercise Price multiplied by the number of Warrant Shares for which this Warrant is exercised and/or transfer tax, the Company shall cause to be delivered to the Holder without charge a new Warrant of like tenor to this Warrant in the name of the Holder evidencing the right of the Holder to purchase the aggregate number of Warrant Shares as to which this Warrant has not then been exercised or assigned.

      4.2 Lost Certificate. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and of reasonably satisfactory indemnification, the Company shall execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute a substitute contractual obligation on the part of the Company.

5.    Registration Rights.

      5.1 Registration Obligation. The Holder shall be entitled to the same registration rights, to the extent applicable, with respect to the Warrant Shares issuable upon exercise of this Warrant as the Company has granted to investors in the Offering as described in the Offering Memorandum, Purchase Agreement and Registration Rights Agreement entered into by the Company and each such investor in the Offering; provided, that any penalties described therein for Registration Defaults (as defined in the Registration Rights Agreement) shall not apply.

      5.2 Successors and Assigns. The registration rights granted to the Holder inure to the benefit of all the Holder's successors, heirs, pledgees, assignees, transferees and purchasers of this Warrant or the Warrant Shares.

6. Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 6.

      6.1 Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event.

      6.2 Pro Rata Distributions. If the Company, at any time while this Warrant is outstanding, distributes to all holders of Common Stock (i) evidence of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, "Distributed Property"), then, at the request of any Holder delivered before the 30th day after the record date fixed for determination of stockholders entitled to receive such distribution, the Company will deliver to such Holder, within seven days after such request (or, if later, on the effective date of such distribution), the Distributed Property that such Holder would have been entitled to receive in respect of the Warrant Shares for which such Holder's Warrant could have been exercised immediately prior to such record date. If such Distributed Property is not delivered to a Holder pursuant to the preceding sentence, then upon any exercise of the Warrant that occurs after such record date, such Holder shall be entitled to receive, in addition to the Warrant Shares otherwise issuable upon such conversion, the Distributed Property that such Holder would have been entitled to receive in respect of such number of Warrant Shares had the Holder been the record holder of such Warrant Shares immediately prior to such record date.

      6.3 Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant this Section 6, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

      6.4 Calculations. All calculations under this Section 6 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

      6.5 Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 6, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company's Transfer Agent.

      6.6 Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary,
(ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least 10 days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to ensure that the Holder is given the practical opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

      7. Reservation and Listing. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon exercise of this Warrant, such number of Warrant Shares or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all Warrant Shares and other securities issuable upon such exercise, conversion or dividend payment shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights of any stockholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all Warrant Shares issuable upon exercise of the Warrants to be listed (subject to official notice of issuance) on the OTC Bulletin Board and/or one or more securities exchanges and to cause its Common Stock to be listed on the NASDAQ National Marketing and/or one or more securities exchanges.

      8. Investment Representations of Holder. The Holder of this Warrant hereby represents and warrants to the Company that it is an "Accredited Investor" within the meaning of the Securities Act and is acquiring this Warrant for its own account and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same. The Holder further represents that it does not have any contract, agreement, understanding or arrangement with any person to sell, transfer or grant the Warrant or the securities issuable under the Warrant. The Holder understands that the Warrant Shares it will receive upon exercise of this Warrant will be "restricted securities" under Federal securities laws inasmuch as they are being acquired from the Company in transactions not including any public offering and that under such laws such shares may be sold without registration under the Securities Act only in limited circumstances. The Holder is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Holder is a resident of or has its principal place of business and executive offices located in the State of Connecticut. The Holder understands and acknowledges that the Company will rely on the accuracy of these representations and warranties in issuing the securities underlying the Warrant.

9.    Certain Notice Requirements.

      9.1 Holder's Right to Receive Notice. Nothing herein shall be construed as conferring upon the Holder the right to vote or consent or to receive notice as a stockholder for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the events described in Section 8.2 shall occur, then, in one or more of said events, the Company shall use its best efforts to give written notice of such event at least fifteen days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, rights offering, merger or reorganization, or entitled to vote on such proposed dissolution, liquidation, winding up or sale (or such lesser number of days as may be practicable (but in no event less than five business days) based on the date on which the Board of Directors acts to set such record date or transfer book closing). Such notice shall specify such record date or the date of the closing of the transfer books, as the case may be.

      9.2 Events Requiring Notice. The Company shall be required to give the notice described in this Section 9 upon one or more of the following events: (i) any notice is given or otherwise required to be given under contract or law to holders of the outstanding Common Stock, (ii) if the Company shall take a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution, (iii) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor,
(iv) a merger or reorganization in which the Company is not the surviving party or (v) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business shall be proposed.

      9.3 Transmittal of Notices. All notices, requests, consents and other communications under this Warrant must be in writing and are sufficiently given if delivered to the addressees in person, facsimile, by overnight courier service (such as federal express), or, if mailed, postage prepaid, by certified mail (return receipt requested), and will be effective three days after being placed in the mail if mailed, or upon receipt or refusal of receipt, if delivered personally or by overnight courier service, courier or confirmed telecopy, in each case addressed as follows: (i) if to the registered Holder of this Warrant, to the address of such Holder as shown on the books of the Company, or (ii) if to the Company, to its principal executive office, attention: Chief Financial Officer.

10.   Miscellaneous.

      10.1 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Warrant.

      10.2 Entire Agreement. This Warrant (together with the other agreements and documents being delivered pursuant to or in connection with this Warrant) constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

      10.3 Binding Effect. This Warrant shall inure solely to the benefit of and shall be binding upon, the Holder and the Company and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Warrant or any provisions herein contained.

      10.4 Governing Law; Submission to Jurisdiction. This Warrant will be deemed to have been made and delivered in New York City and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York. Each of the Company and the Holder hereby (i) agrees that any legal suit, action or proceeding arising out of or relating to this Warrant will be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum for such suit, action or proceeding, (iii) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding, (iv) agrees to accept and acknowledge service of any and all process that may be served in any such suit, action or proceeding in New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York and (v) agrees that service of process upon it mailed by certified mail to its address set forth on the signature page of this Warrant will be deemed in every respect effective service of process upon it in any suit, action or proceeding.

      10.5 Waiver, Etc. The failure of the Company or the Holder to at any time enforce any of the provisions of this Warrant shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Warrant or any provision hereof or the right of the Company or any Holder to thereafter enforce each and every provision of this Warrant. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Warrant shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.


      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the _____ day of October, 2005.

                                            IONATRON, INC.

                                            By:_________________________________
                                               Name:
                                               Title:

Form to be used to exercise Warrant:

-----------------------------------
-----------------------------------
-----------------------------------

Date:  _____________________, 200___

      The undersigned hereby elects irrevocably to exercise the within Warrant and to purchase ________ shares of Common Stock of Ionatron, Inc. and hereby makes payment of $____________ (at the rate of $_________ per share of Common Stock) in payment of the Exercise Price pursuant thereto. Please issue the Common Stock as to which this Warrant is exercised in accordance with the instructions given below.

                                       or

      The undersigned hereby elects irrevocably to exercise the within Warrant to purchase __________ shares of Common Stock of Ionatron, Inc. by surrender of the unexercised portion of the within Warrant. Please issue the shares of Common Stock in accordance with the instructions given below.

                                       and

      As of the date of exercise of this Warrant, the undersigned hereby represents and warrants to the Company that it is an "Accredited Investor" within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and is acquiring these securities for its own account and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same. The undersigned further represents that it does not have any contract, agreement, understanding or arrangement with any person to sell, transfer or grant the securities issuable under the Warrant. The undersigned understands that the shares it will be receiving are "restricted securities" under Federal securities laws inasmuch as they are being acquired from Ionatron, Inc., in transactions not including any public offering and that under such laws such shares may be sold without registration under the Securities Act only in limited circumstances. The undersigned is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The undersigned is a resident of or has its principal place of business and executive offices located in the State of Connecticut. The undersigned understands and acknowledges that the Company will rely on the accuracy of these representations and warranties in issuing the securities underlying the Warrant.

                                                --------------------------------
                                                Signature


---------------------------
Signature Guaranteed

      NOTICE: The signature to this form must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.

INSTRUCTIONS FOR REGISTRATION OF SECURITIES


Name     ________________________________________________________
                           (Print in Block Letters)


Address  ________________________________________________________

Form to be used to assign Warrant:

                                   ASSIGNMENT

      (To be executed by the registered Holder to affect a transfer of the within Warrant):

      FOR VALUE  RECEIVED,  ________________________________  does hereby  sell, assign and transfer unto _________________________________ the right to purchase _____________________ shares of Common Stock of Ionatron, Inc. ("Company") evidenced by the within Warrant and does hereby authorize the Company to transfer such right on the books of the Company.


Dated:____________________, 200___



                                          --------------------------------------
                                          Signature


      NOTICE: The signature to this form must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.